EXHIBIT 4.1

                           THE AMERICAN ENERGY GROUP,

                                      LTD.

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                           PAR VALUE $.001 PER SHARE

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP 025636 10 1

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

THE AMERICAN ENERGY GROUP, LTD.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the signatures of its duly authorized officers.

Dated:

[SEAL]

/s/ Richard A. Majeus
Secretary

/S/ Bobby J. Simmons
President

     The following abbreviations, when used in the inscription on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT-__________ Custodian____________
                    (Cust)              (Minor)

                   under Uniform Gifts to Minors
                   Act____________________________
                               (State)

UNIF TRF MIN ACT- __________ Custodian____________
                    (Cust)              (Minor)

                   under Uniform Transfers to Minors
                   Act____________________________
                               (State)


Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                         hereby sell, assign and transfer
unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO SEC RULE 11Ad15.